CONFIDENTIAL TREATMENT REQUESTED BY COMMUNITY CHOICE FINANCIAL INC. —CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

Exhibit 10.39

FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AND MODIFICATION OF PROMISSORY NOTE

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND MODIFICATION OF PROMISSORY NOTE (this “Amendment”) dated as of JULY 19, 2017 (the “Amendment Date”), is by and between IVY FUNDING NINE, LLC, a Texas limited liability company (together with its successors and assigns, “Lender”) and CCFI FUNDING II, LLC, an Ohio limited liability company (“Debtor”).

RECITALS

WHEREAS, Lender and Debtor entered into that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of APRIL 25, 2017 (as amended, modified or restated from time to time, the “Agreement”) pursuant to which Lender agreed to make the Credit Facility available to Debtor on the terms and conditions set forth therein; and

WHEREAS, in connection with the Agreement, Debtor executed and delivered to Lender that certain PROMISSORY NOTE dated as of APRIL 25, 2017 in the principal amount of FIFTY-FIVE MILLION AND NO/100 DOLLARS ($55,000,000.00) (the “Notational Amount”), payable to the order of Lender (as amended, modified or restated from time to time, the “Note”);

WHEREAS, the Debtor has fully drawn on the Credit Facility; and

WHEREAS, the parties desire to amend the Agreement and modify the Note pursuant to the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. The definition of “PRA Concentration Limit” set forth in Section 1 of the Agreement is hereby amended in its entirety to read as follows:

 “PRA Concentration Limit” means [***].

2.            Amendment to Consumer Loan Value Certificate.  Exhibit A of the Agreement is hereby amended to replace [***].

3.            Increase of Credit Facility and Notational Amount; Additional Draws.  (a) The maximum amount of the Credit Facility is hereby increased to SIXTY MILLION AND NO/100 DOLLARS ($60,000,000.00).  All references in the Note and Agreement to the sum “FIFTY-FIVE MILLION AND NO/100 AND NO/100 DOLLARS ($55,000,000.00)” and “55,000,000.00” are hereby replaced with “SIXTY MILLION AND NO/100 DOLLARS ($60,000,000.00)” and “$60,000,000.00” respectively.

(b)  On or prior to JULY 31, 2017, pursuant to Debtor’s written request, so long as no Material Adverse Effect shall have occurred and no Default or Event of Default shall exist and neither a Level 1 Trigger nor Consumer Loan Value Deficiency shall have occurred and be continuing either immediately before, or would occur immediately after, giving effect to the such advance, Lender shall lend Debtor the additional sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) or such lesser amount as requested by Debtor.

4.            Conditions Precedent.  The obligations of Lender under this Amendment shall be subject to the condition precedent that Debtor shall have executed and delivered to Lender this Amendment and such other documents and instruments incidental and appropriate to the transaction provided for herein as Lender or its counsel may reasonably request.  [***] of the amount of such advance, which origination fee shall be due and payable on or before the date such funds are advanced

[***] CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION

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5.            Payment of Fees and Expenses.  Debtor agrees to pay all reasonable attorneys’ fees of Lender in connection with the drafting and execution of this Amendment.

6.            Ratifications.  Except as expressly modified and superseded by this Amendment, the Loan Documents are ratified and confirmed and continue in full force and effect.  The Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.  Without limiting the generality of the foregoing, Debtor hereby ratifies and confirms that all liens heretofore granted to Lender by Debtor were intended to, do and continue to secure the full payment and performance of the Indebtedness.  Debtor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments as Lender may reasonably request in order to perfect and protect those liens and preserve and protect the rights of Lender in respect of all present and future Collateral.  The terms, conditions and provisions of the Loan Documents (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.

7.            Representations, Warranties and Confirmations.  Debtor hereby represents and warrants to Lender that (a) this Amendment and any other Loan Documents to be delivered under this Amendment (if any) have been duly executed and delivered by Debtor, are valid and binding upon Debtor and are enforceable against Debtor in accordance with their terms, except as limited by any applicable bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Debtor of this Amendment or any other Loan Document to be delivered under this Amendment, (c) the execution, delivery and performance by Debtor of this Amendment and any other Loan Documents to be delivered under this Amendment do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements or understandings to which Debtor is a party or by which Debtor is bound, (d) no Default or Event of Default exists is continuing, and (e) no Material Adverse Effect shall have occurred.

8.            Release.  Debtor hereby acknowledges and agrees that there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against Lender or the terms and provisions of or the obligations of Debtor under the Loan Documents and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining thereto, and that Debtor has no right to seek affirmative relief or damages of any kind or nature from Lender.  To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Debtor hereby waives, and hereby knowingly and voluntarily releases and forever discharges Lender and its predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

9.            Multiple Counterparts.  This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement.  Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and a telecopy or other facsimile of any such executed signature page shall be valid as an original.

10.          Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof containing a reference to the Agreement shall mean and refer to the Agreement as amended hereby.

11.          Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

12.          Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

13.          Notices.  All notices or other communications required or permitted to be given pursuant to this Amendment or the other Loan Documents (unless otherwise expressly stated therein) shall be in writing and shall be considered as properly given if: (a) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested; (b) by delivering same in person to the intended addressee; or (c) by delivery to an independent third party commercial delivery service for same day or next day

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delivery and providing for evidence of receipt at the office of the intended addressee.  Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the office or designated place or machine of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth herein; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving notice to the other party in the manner set forth herein.

14.          Construction; Venue; Service of Process.  THE LOAN DOCUMENTS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND SHALL BE PERFORMABLE BY THE PARTIES HERETO IN THE COUNTY IN GEORGIA WHERE LENDER’S ADDRESS SET FORTH ON LENDER’S SIGNATURE PAGE HEREOF IS LOCATED (THE “VENUE SITE”).  ANY ACTION OR PROCEEDING AGAINST DEBTOR UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT WITHIN THE VENUE SITE.  DEBTOR HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM.  DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.  NOTHING IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST DEBTOR OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS.  ANY ACTION OR PROCEEDING BY DEBTOR AGAINST LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE VENUE SITE.

15.          Survival.  All representations and warranties made in this Amendment or in any document, statement, or certificate furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

16.          Construction.  Debtor and Lender acknowledge that they had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment and the other Loan Documents with its legal counsel of its own choice and that this Amendment and the other Loan Documents shall be construed as if jointly drafted by Debtor and Lender.

17.          Independence of Covenants.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default if such action is taken or such condition exists.

18.          WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR AND LENDER HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

19.          Patriot Act Notice.  Lender hereby notifies Debtor that pursuant to the requirements of Section 326 of the USA Patriot Act of 2001, 31 U.S.C. § 5318 (the “Act”), it is required to obtain, verify and record information that identifies Debtor, which information includes the name and address of Debtor and other information that will allow Lender to identify Debtor in accordance with the Act.  In addition, Debtor agrees to: (a) ensure that no Person who owns a controlling interest in or otherwise controls Debtor or any Subsidiary of Debtor is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the OFAC, the Department of the Treasury or included in any Executive Order; (b) not to use or permit the use of proceeds of the

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Loan to violate any of the foreign asset control regulations of the OFAC or any enabling statute or Executive Order relating thereto; and (c) comply, or cause its Subsidiaries to comply, with the applicable laws.

20.          Notice of Final Agreement.  It is the intention of Debtor and Lender that the following NOTICE OF FINAL AGREEMENT be incorporated by reference into each of the Loan Documents (as the same may be amended, modified or restated from time to time).  Debtor and Lender warrant and represent that the entire agreement made and existing by or among Debtor and Lender with respect to the Loan is and shall be contained within the Loan Documents, and that no agreements or promises exist or shall exist by or among, Debtor  and Lender that are not reflected in the Loan Documents.  By execution and delivery of this Amendment, Debtor acknowledges that Debtor has received a copy of this NOTICE OF FINAL AGREEMENT.

NOTICE OF FINAL AGREEMENT

THE AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the Amendment Date.

LENDER:		ADDRESS:

IVY FUNDING NINE, LLC		22 W. Bryan Street, Suite 208
Savannah, GA 31401
By:
Name:
Title:

DEBTOR:		ADDRESS:

CCFI FUNDING II, LLC		6785 Bobcat Way, Suite 200
Dublin, OH 43016
By:
Name:	Michael Durbin
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

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